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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549



                                  Form 8-K
                               Current Report




  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  May 12, 1997




                        AT&T CAPITAL CORPORATION



A Delaware                 Commission File             I.R.S. Employer
Corporation                  No. 1-11237               No. 22-3211453





              44 Whippany Road, Morristown, New Jersey 07962-1983

                        Telephone Number (201) 397-3000

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  2                                                        Form 8-K May 12, 1997

Item 5.  OTHER EVENTS

        On May 12, 1997, AT&T Capital Corporation ("AT&T Capital") announced the election of Ramon Oliu, Jr. as Senior Vice President and Chief Financial Officer, effective May 22, 1997.

        Mr. Oliu, who is currently AT&T Capital's Controller, will succeed Edward M. Dwyer, who has resigned to become the treasurer of AT&T Corp.



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  3                                                        Form 8-K May 12, 1997


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

          99   AT&T Capital Corporation Press Release issued May 12, 1997.

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  4                                                        Form 8-K May 12, 1997


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         AT&T CAPITAL CORPORATION







                                           EDWARD M. DWYER
                                           ----------------------------------
                                       By: Edward M. Dwyer
                                           Senior Vice President and
                                           Chief Financial Officer



May 20, 1997



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  5                                                        Form 8-K May 12, 1997




                                  EXHIBIT INDEX


Exhibit No.

          99   AT&T Capital Corporation Press Release issued May 12, 1997.


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